SECURITIES SUBSCRIPTION AGREEMENT


THIS SECURITIES AGREEMENT is executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of Management Technologies, Inc., located at 630 Third Avenue, New York, New York, United States of America (hereinafter referred to as "Seller" or the "Company", or "MTCI"). The undersigned, Nethold Limited, c/o Credit Lyonnais (Suisse) S.A., 1 Place Bel-Air, 1204 Geneva, Switzerland, a corporation organized under the laws of Gibraltar, hereinafter referred to as "Buyer" or "Purchaser"), hereby represents and warrants to, and agrees with Seller as follows:

1.   AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

     a) The undersigned hereby subscribes for 5,000,000 shares of MTCI for an aggregate amount of $300,000.00 (US).

     b) FORM OF PAYMENT. Purchaser shall pay the purchase price by delivering immediately available funds in United States Dollars to the Company.

2.   ACCEPTANCE OF SUBSCRIPTION

     a) This subscription may be accepted or rejected by the Company at its sole discretion.

     b) This subscription shall be deemed accepted only when this Agreement is signed by the Company in the space provided on the signature page hereof.

3.   PURCHASER REPRESENTATIONS AND WARRANTIES
     Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date as follows:

     a) All offering documents received by the Buyer shall include statements to the effect that the shares issuable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended. The shares are being acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of counsel acceptable to the Company that registration is not required under said Act.

     b) The Buyer's overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his investment in the Company will not cause such overall commitment to become excessive.

     c) The Buyer has the financial ability and an adequate net worth and means for his current needs and possible personal contingencies to sustain a complete loss of his investment in the Company, and has no need for the liquidity in his investment in the Shares.

     d) INDEPENDENT INVESTIGATIONS ACCESS. The Buyer, in making the decision to purchase the Shares subscribed, has relied upon independent investigations made by it and its representatives, if any, and the Buyer and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material books and records of the Company, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the Company or any person acting on its behalf concerning the terms and conditions of this offering. The Buyer and its advisors, if any, have received complete and satisfactory answers to any such inquiries. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Shares which have been requested. The Buyer and his advisors have carefully read this Subscription Agreement. In evaluating the suitability of an investment in the Company and acquiring the Shares, the Buyer has not been furnished or relied upon any represetnations or other information (whether oral or written) other than as set forth in this Subscription Agreement or as contained in any document or written answers to questions furnished to him buy the Company.

     e) NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Buyer understands that no Federal or State agency has passed on or made any recommendation or endorsement of the Shares.

4.   SELLER REPRESENTATIONS

     a) Seller is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
           Seller has registered its Common Stock pursuant to Section 12 of the
          Exchange Act and the Common Stock trades on the National Association of Securities Dealers Automated Quotation System (NASDAQ) under the symbol "MTCI".

     b) CURRENT PUBLIC INFORMATION. The Seller has furnished the Buyer with copies of the Company's most recent Annual Report on the Form 10-KSB filed with the Securities and Exchange Commission and the Forms 10-QSB and 8K filed thereafter (collectively the "SEC Filings"), and other publicly available documents.

     c) CONCERNING THE SHARES. The Shares when issued and delivered will be duly and validly authorized and issued, fully paid and non assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company with respect to any shares of the Company subscribed thereof.

     d) SUBSCRIPTION AGREEMENT. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     e) NON-CONTRAVENTION. The execution and delivery of the Subscription Agreement and the consummation of the issuance of the Shares and the transactions contemplated by the Subscription Agreement do not and will not conflict with any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Seller or any of its properties or assets.

     f) APPROVALS. The Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Shares as contemplated by the Subscription Agreement.

5.   ADDITIONAL REPRESENTATIONS
     The Buyer represents and warrants to the Company and agrees that:

     a) The Buyer understands the restrictions on transfer of the Shares imposed by this Agreement, U.S. securities laws and regulations and the laws and regulations of any other applicable country or jurisdiction.

     b) The Buyer has not taken any action that would cause the Company to be subject to any claim for commission or other fee or remuneration by any broker, finder or other person and the Buyer hereby indemnifies the Company against any such claim caused by the actions of the Buyer or any of its employees or agents.


6.   EXEMPTION; RELIANCE ON REPRESENTATIONS
     The Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act.

7.   TRANSFER AGENT INSTRUCTIONS
     The Seller's agent will be instructed to issue one or more share certificate representing the Shares with a restrictive legend in the name of the Buyer and in such denominations to be specified prior to Closing.

8.   STOCK DELIVERY INSTRUCTIONS
9. The share certificates shall be delivered to the Buyer on a delivery versus payment basis at such times and places to be mutually agreed.

10.   CLOSING DATE
     The date of the issuance of the sale of the Shares (the "Closing date") shall be at such times to be mutually agreed.

11.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL
     The Buyer understands that the Seller's obligation to sell the Stock is conditioned upon:

     a) The Receipt and acceptance by the Seller of this Subscription Agreement for all of the Shares as evidenced by execution of this Subscription Agreement by the Chief Executive Officer of the Seller; and

     b) Delivery into the closing depository by the Buyer of good funds as payment in full for the purchase of the Shares.

12.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE
     The Seller understands that the Buyer's obligation to purchase the Stock is conditioned upon:

     a) Acceptance by the Buyer of a satisfactory Subscription Agreement for the sale of shares; and

     b)   Delivery of the Shares of Common Stock without any restrictive legend
          other than such legend   as described herein.

13.  GOVERNING LAW
     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto.


IN WITNESS WHEREOF, this Securities Subscription Agreement was duly executed on the date first written below.

DATED  this 16 day of the month of  June, 1997.

ACCEPTED BY:                       OFFICIAL SIGNATORY OF THE BUYER
Management Technologies, Inc.

                                   By: /s/
                                          ----------------------

By: /s/ Michael J. Edison
        -------------------------------

Michael J. Edison, Chief Executive Officer

Dated:   June 16, 1997
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